UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 27, 2026

FIRSTSUN CAPITAL BANCORP
(Exact name of registrant as specified in its charter)

Delaware	001-42175	81-4552413
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
1400 16th Street, Suite 250
Denver, Colorado 80202
(Address of principal executive offices and zip code)

(303) 831-6704
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Voting Common Stock, $.0001 Par Value	FSUN	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17CFR § 230.405) or 12b-2 of the Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.
On July 27, 2026, FirstSun Capital Bancorp (the “Company”) issued an earnings press release announcing financial results for the second quarter ended June 30, 2026. The earnings press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Item 7.01 Regulation FD Information.
    On July 27, 2026, the Company made available on its website an investor presentation regarding the Company’s financial results for the second quarter ended June 30, 2026, which will be used in connection with an earnings conference call for investors and analysts at 11:00 a.m. (ET) on Tuesday, July 28, 2026 and at upcoming investor conferences. The investor presentation is furnished as Exhibit 99.2.
Item 8.01 Other Events.
    On July 24, 2026, the Company’s board of directors authorized a share repurchase program to purchase up to $150.0 million of the Company’s common stock in open market transactions or privately negotiated transactions, including pursuant to a trading plan in accordance with Rule 10b5-1 and/or Rule 10b-18 under the Securities Exchange Act of 1934, as amended. The timing, pricing, and amount of any repurchases under the repurchase program will be determined by our management at its discretion based on a variety of factors, including, but not limited to, trading volume and market price of the Company’s common stock, corporate considerations, the Company’s financial performance, alternative uses for capital, general market and economic conditions, legal and regulatory requirements, and other factors. The repurchase program is authorized through June 30, 2027, although it may be modified, discontinued, or suspended at any time without prior notice. The repurchase program does not obligate the Company to purchase any shares.
Item 9.01 Financial Statements and Exhibits
(d) The following exhibit index lists the exhibits that are either filed or furnished with this Current Report on Form 8-K:
EXHIBIT INDEX

Exhibit Number	Description
99.1	Earnings Press Release
99.2	Investor Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRSTSUN CAPITAL BANCORP

Date: July 27, 2026	By:	/s/ Robert A. Cafera, Jr.
	Name:	Robert A. Cafera, Jr.
	Title:	Senior Executive Vice President and Chief Financial Officer
(Principal Financial Officer)